UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2014
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive, Suite 201
Houston, Texas 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2014, through our subsidiary, Level 5 Beverage Company, Inc.(the “Purchaser”) (“Level 5”), we entered into an Agreement (the “Membership Interest Purchase Agreement”) with Avanzar Sales and Distribution, LLC (“Company”), a California Limited Liability Company (“Avanzar”) to acquire an initial thirty percent (30%) equity position and fifty-one percent (51%) voting interest for the Purchase Price of $500,000 with a twenty-one percent (21%) Option and Second Option to acquire up to seventy-five percent (75%) of Avanzar. The Agreement is Effective as of September 15, 2014.

The summary of the Agreement is as follows (the entire Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

RECITALS:

WHEREAS, Purchaser desires to purchase, and the Company desires to sell to Purchaser, on the terms and subject to the conditions set forth in this Agreement, (i) Series A membership interests in the Company representing thirty percent (30%) of the outstanding equity and fifty-one percent (51%) of the voting power of the Company on a fully diluted basis (the “Initial Membership Interests”) of the Company for the aggregate purchase price (the “Purchase Price”) of Five Hundred Thousand Dollars ($500,000), (ii) an option to acquire additional Series B membership interests of the Company (the “Initial Option Membership Interests”) representing  an additional twenty-one percent (21%) of the outstanding equity of the Company on a fully diluted basis (of thirty percent (30%) of the Class B membership interests, and (iii) a second option to acquire additional Series B membership interests of the Company (the “Second Option Membership Interests”) representing an additional twenty-five percent (25%) of the outstanding equity of the Company on a fully diluted basis (or thirty six percent (36%) of the Class B membership interests .  All membership interests of the Company being purchased by the Purchaser hereinafter referred to as “Membership Interests.”

WHEREAS, the Purchaser has made a payment to the Company of an aggregate of One Hundred  Fifty Thousand Dollars ($150,000) as a partial payment of the Purchase Price and to provide assurance that the Company will meet its obligations to issue the Initial Membership Interests upon receipt of payment of the Purchase Price as set forth below, the Company has issued Purchaser the note(s) annexed hereto as Exhibit A, which note shall be paid in full upon the issuance of the Initial Membership Interests at the Initial Closing (as defined below).

SALE AND PURCHASE:

Sale and Purchase. (a) Subject to the terms and conditions contained herein, the Company hereby agrees to issue and deliver to Purchaser, and Purchaser agrees to accept from the Company: (i) at the Initial Closing (as hereinafter defined) 30 Initial Membership Interests, which represent thirty percent (30%) of the total membership interests outstanding of the Company at the time of the Initial Closing and fifty-one percent (51%) of the voting power of the Company on a fully diluted basis.  In addition, Purchaser is hereby granted an (i) irrevocable option (the “Initial Option”) exercisable by Purchaser, in its sole discretion, at any time on or prior to a period of 24 months from the Closing Date to purchase the Initial Option Membership Interests which, when added to the Initial Membership Interests issued to Purchaser, shall represent a right to fifty one percent (51%) of the total economic benefits of the membership interests outstanding of the Company at the time of the issuance (which shall be thirty percent (30%) of the outstanding Class B Membership Interests after taking into account the issuance) and (ii) an irrevocable option (the “Second Option”) exercisable by Purchaser, in its sole discretion, at any time on or after twelve (12) months from the Closing Date (the “Second Option Exercise Date”) to purchase the Second Option Membership Interests which, when added to the Initial Membership Interests and Initial Option Membership Interests issued to Purchaser, shall represent a right to seventy five  percent (75%) of the total economic benefits of the membership interests outstanding of the Company at the time of the issuance (which shall be thirty six percent (36%) of the outstanding Class B Membership Interests after taking into account the issuance). This Second Option, if exercised, shall be paid directly to the Representing Parties.

Purchase Price. (a) The consideration payable by the Purchaser to the Company for the Initial Membership Interests to be acquired on the Initial Closing Date shall be an aggregate amount of Five Hundred Thousand Dollars ($500,000), of which One Hundred Fifty Thousand Dollars ($150,000) has been previously paid as a deposit to be credited against the Purchase Price and the remaining Three Hundred Fifty Thousand Dollars ($350,000) shall be payable as follows on the Initial Closing Date (as defined below): (i) a cash payment of One Hundred Fifty Thousand Dollars ($150,000); and (ii) a note in the principal aggregate amount of Two Hundred Thousand Dollars ($200,000), substantially in the form of Exhibit B hereto, which shall provide that it is payable in four equal installments of Fifty Thousand Dollars ($50,000) each, with one installment to be paid on each of the following dates: 30 days, 60 days, 90 days and 120 days following the Initial Closing Date.

(b) The consideration payable by the Purchaser to the Company for the Option Membership Interests to be acquired upon exercise of the Option (the “Option Purchase Price”) shall be an aggregate amount of Four Hundred Thousand Dollars ($400,000) which shall be payable on the Second Closing Date (as defined below), if Purchaser exercises the Option.

(c) The consideration payable by the Purchaser to the Representing Parties for the Second Option Membership Interests to be acquired upon exercise of the Second Option (the “Second Option Purchase Price”) shall be equal to the greater of (i) an amount equal to three times the EBIT (earnings before interest and taxes) of the Company for the prior fiscal year; or (ii) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

The foregoing description of the Membership Interest Purchase Agreement is qualified in its entirety by reference to the full text of the Membership Interest Purchase Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On October 27, 2014, we issued the attached press release that included a description of the agreement. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith

10.1	Membership Interest Purchase Agreement				X

99.1	Press Release, dated October 27, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Date: October 27, 2014	By:	/s/ V. Scott Vanis